Exhibit 99.1


                         Form 4 Joint Filer Information


        Name:        Thomas H. Massie

        Address: c/o Outdoor Channel Holdings, Inc., 43445 Business Park Dr., Ste. 113, Temecula, California 92590

        Issuer & Ticker Symbol:     Outdoor Channel Holdings, Inc. (OUTD)

        Date of Event Requiring Statement:  August 21, 2003


        Signature: By:/s/ Mark Prochowski, Attorney-in-Fact
                      -------------------------------------
                      Thomas H. Massie